May 23, 2002

               SUPPLEMENT TO THE DECEMBER 28, 2001 PROSPECTUSES OF
                         PIONEER GLOBAL HEALTH CARE FUND
                         PIONEER GLOBAL FINANCIALS FUND
                          PIONEER GLOBAL TELECOMS FUND


At a meeting on May 4, 2002, the board of trustees approved a plan of liquidation of each of the above referenced funds. The liquidation is expected to occur as of August 23, 2002 (liquidation date). The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section. Prior to a fund's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. When invested in such instruments in anticipation of the liquidation, a fund may not be able to achieve its investment objective.

BUYING, EXCHANGING AND SELLING SHARES

BUYING
BUYING SHARES
Effective May 31, 2002 through the liquidation date, the fund will not accept requests to purchase shares of the fund, exchange into the fund or establish new accounts in the fund, except as follows:
|X| The fund may accept additional investments from established employer-
    sponsored retirement plan accounts
|X| The fund will allow transfers in connection with re-registration of existing accounts
|X| The fund will permit purchases through established government allotment, payroll deduction, Pioneer Investomatic and other similar automatic investment plans

SALES CHARGES
If, on or after May 23, 2002, you choose to redeem Class A or Class C shares, the distributor will rebate all front-end sales charges paid on those shares.

If, on or after May 23, 2002, you choose to redeem Class B or Class C shares that are subject to a contingent deferred sales charge, the distributor will waive any applicable contingent deferred sales charge.

EXCESSIVE TRADING/EXCHANGE LIMITATION
After May 23, 2002 and through the liquidation date, the distributor and the transfer agent will permit any exchange redemptions valued at more than $25,000 out of the fund.



                                                                   11912-00-0502
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds